                                                                Exhibit 10.9.1.5

                                     ANNEX A

                                Matthew B. Walker

                                Employment Terms

1.   1,250,000 shares of Common Stock.

2.   0 shares of Preferred Stock

3.   a check

4.   $125,000.

5.   Commonwealth of Virginia

6.   625,000 shares of Common Stock.

7.   Vice President and Chief Technology Officer

8.   Chief Executive Officer

9.   None

10.  $140,000

11.  120 %

12.  Performance Cause is inapplicable to the Executive.

                                       1